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                                                                EXHIBIT 23.1

                           INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-87066 and Registration Statement No. 33-58987 of Mid-America Realty Investments, Inc. on Form S-8 of our report dated January 28, 1998 appearing in this Annual Report on Form 10-K of Mid-America Realty Investments, Inc. for the year ended December 31, 1997.

January 28, 1998
Omaha, Nebraska
















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